Exhibit 10.11

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of March 8, 2011, by and among SofTech, Inc., a Massachusetts corporation (the “Company”), and each purchaser signatory hereto (each, including its successors and permitted assigns, an “Investor” and collectively the “Investors”).

WHEREAS, on March 8, 2011, the Company entered into a Securities Purchase Agreement with the Investors (the “Securities Purchase Agreement”) as part of a recapitalization transaction, in which the Company sold, and the Investors purchased shares of the Company’s common stock.

WHEREAS, a condition of the Securities Purchase Agreement is that the Company grants the Investors certain registration rights with respect to the shares of common stock held by the Investors.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Certain Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)

“Effective Date” shall mean, with respect to the Registration Statement, the date on which the Registration Statement shall have been declared effective by the SEC.

(b)

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

(c)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with all rules and regulations promulgated thereunder.

(d)

“Holders” means the Investors or any of their respective affiliates or permitted transferees to the extent any of them are permitted to hold Registrable Securities, other than those purchasing Registrable Securities in a market transaction.

(e)

“Holders’ Representative” means Joseph P. Mullaney.

(f)

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 424(b) promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(g)

“Registrable Securities” shall mean the shares of common stock of the Company held by the Holders, together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing, but excluding (i) any such shares sold under any other effective Registration Statement, (ii) any such shares sold pursuant to Rule 144 under the Securities Act, and (iii) shares of common stock and such other securities held by such Holder at a time when such securities are eligible for resale by such Investor pursuant to Rule 144 under the Securities Act without limitation thereunder on volume or manner of sale.

(h)

“Registration Statement” means any registration statement required to be filed under this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(i)

“SEC” means the U.S. Securities and Exchange Commission.

(j)

“Securities Act” means the Securities Act of 1933, as amended, together with all rules and regulations promulgated thereunder.

2.

Registration.

(a)

Mandatory Registration.  Within 90 days after the Closing Date, the Company shall cause to be prepared and filed with the SEC a Registration Statement providing for the resale of all Registrable Securities then outstanding for an offering to be made by the Holders on a continuous basis pursuant to Rule 415.  Such Registration Statement shall be on Form S-1 (or, if eligible, a Form S-3 or another appropriate form in accordance herewith).  The Company shall use reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as reasonably possible after the filing thereof and to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when: (i) all Registrable Securities have been sold or (ii) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without restrictions under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”).  Any Registration Statement required by Section 2(a) hereof shall contain (except if otherwise directed by the Holders of at least two-thirds of the Registrable Securities included in such Registration Statement) the “Plan of Distribution” attached hereto as Annex A.

(b)

Each Holder will furnish to the Company in writing the information specified in Item 507 and/or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Registration Statement or prospectus or preliminary prospectus included therein.  Each Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

(c)

The Company shall notify each Holder in writing promptly (and in any event within one business day) after receiving notification from the SEC that a Registration Statement has been declared effective.

3.

Registration Procedures.  In connection with the Company’s registration obligations hereunder, the Company shall:

(a)

(i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities until the date when all Registrable Securities covered by such Registration Statement have been sold; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto.

(b)

Notify the Holders’ Representative as promptly as reasonably possible, and (if requested by the Holders’ Representative) confirm such notice in writing no later than two (2) trading days thereafter, of any of the following events:  (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement; (ii) the SEC comments in writing on the Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) the SEC or any other Federal or state governmental authority in writing requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (iv) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a “Proceeding”) for that purpose; (v) the Company receives notice in writing of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vi) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)

Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of: (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(d)

Promptly make available to each Holder, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(e)

(i)  As applicable, in the time and manner required by the “pink sheets” published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the NASDAQ OTC Bulletin Board and any other market on which the Registrable Securities are traded (the “Principal Market”), prepare and file with the Principal Market an additional shares listing application covering all of the Registrable Securities and a notification form regarding the change in the number of the Company’s outstanding Shares; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on the Principal Market as soon as possible thereafter; (iii) provide to each Holder notice of such listing; and (iv) maintain the listing of such Registrable Securities on the Principal Market.

(f)

Prior to any public offering of Registrable Securities, register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to: (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Section (3)(f), or (ii) subject itself to taxation.

(g)

Upon the occurrence of any event described in Section (3)(b)(vi) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to sixty (60) days (unless the Holders of at least a majority of the Registrable Securities consent in writing to a longer delay of up to an additional thirty (30) days) no more than twice in any twelve-month period if the Company furnishes to the Holders a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors: (i) the offering would materially interfere with an acquisition, corporate reorganization or other material transaction then under consideration by the Company or (ii) there exists at the time material non-public information relating to the Company, which should not be disclosed; provided further, however, that the Company may not so suspend sales more than twice in any calendar year without the written consent of the Holders of at least a majority of the Registrable Securities.

(h)

Comply with all applicable rules and regulations of the SEC and the Principal Market with respect to the Company’s obligations hereunder.

4.

Underwritten Offerings.

(a)

At the request (an “Underwriting Request”) of the Holders of at least two-thirds of the then outstanding Registrable Securities (the “Requesting Stockholders”), the distribution of the Registrable Securities covered by a Registration Statement filed or to be filed pursuant to Sections 2(a) hereof, shall be effected by means of an underwriting.

(b)

In the event of an Underwriting Request, the Company, together with all Holders proposing to distribute their securities through such underwriting (the “Participating Stockholders”), shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by the Requesting Stockholders, which underwriter(s) shall be reasonably acceptable to the Company; provided, however, that no Holder shall be required to make any representations or warranties concerning the Company or its business, properties, prospects, financial condition or related matters.  Notwithstanding any other provision of this Section 4, if the managing underwriter(s) advises the Company and the Participating Stockholders in writing that because the number of shares requested by the Participating Stockholders to be included in the registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Requesting Stockholders or that marketing factors require a limitation of the number of shares to be underwritten on behalf of the Participating Stockholders (the “Underwritten Registration Cutback”), and such Underwritten Registration Cutback results in less than all of the Registrable Securities of the Participating Stockholders that are requested to be included in such registration to actually be included in such registration, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering without such interference or affect on the price or sale, such number of Registrable Securities shared pro rata among all of the Participating Stockholders based on the total number of Registrable Securities held by each such Participating Stockholder.

(c)

In the event of an Underwriting Request, the Company shall

(i)

cooperate with the Participating Stockholders, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the Participating Stockholders or the underwriters in connection therewith, and participate, to the extent reasonably requested by the Participating Stockholders and the underwriter for the offering, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in “roadshow” meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company;

(ii)

cooperate, to the extent reasonably requested, with each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Principal Market;

(iii)

afford the Requesting Stockholders with the opportunity to participate in the drafting of the registration statement and the documentation relating thereto;

(iv)

furnish, on the date on which such Registrable Securities are sold to the underwriter, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (B) a “comfort” letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and

(v)

take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

5.

Registration Expenses.  The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation: (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, the Principal Market and in connection with applicable state securities or “Blue Sky” laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by a Holder), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  The Company shall also pay the reasonable fees and expenses of one counsel to the Holders (selected by the Holders of at least two-thirds of the Registrable Shares to be registered on such applicable Registration Statement), not to exceed $25,000.  Notwithstanding the foregoing, each Holder shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.  Additionally, in an underwritten offering, the Holders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in the offering.

6.

Indemnification.

(a)

Indemnification by the Company.  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each of the Holders, and their respective officers, directors and each other Person, if any, who controls or is an affiliate of such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities (collectively, “Losses”), to which such Holder, or such Persons may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder, and each such Person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such Losses; provided, however, that the Company will not be liable in any such case if and to the extent that any such Losses arise out of or are based upon: (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder or any such Person in writing specifically for use in any such document and specifically relating to such Holder, (ii) the failure of a Holder to deliver a Prospectus, to the extent that such Holder was required to do so under applicable securities laws, or (iii) in the case of an occurrence of an event of the type specified in Section (3)(b) above, the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7 below.

(b)

Indemnification by Holders.  In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Holder, severally and not jointly, will indemnify and hold harmless the Company, and its officers, directors and each other Person, if any, who controls the Company within the meaning of the Securities Act, against all Losses to which the Company or such Persons may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such Person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such Losses; provided, however, that a Holder will be liable in any such case if and only to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Holder specifically for use in any such document and specifically relating to such Holder.

(c)

Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)

Contribution.  If a claim for indemnification under Section 6(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provision of this Section 6(d), no Holder shall be required to pay indemnification or to contribute, in the aggregate, any amount in excess of the amount of proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7.

Dispositions.  Each Holder agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.  Each Holder further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b)(iv)-(vi), such Holder will discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(g), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

8.

Piggy-Back Registrations.  At any time following the Closing Date but prior to the expiration of the Effectiveness Period, if the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the each Holder written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered.  Notwithstanding the foregoing, if the Company’s proposed registration of equity securities hereunder is, in whole or in part, an underwritten public offering, and the managing underwriter of such proposed registration determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to requesting Holders on a pro rata basis.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.  For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights under this Agreement owned by all entities and individuals included in such “Holder,” as defined in this sentence.

9.

Reports Under Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company  to the public without registration, the Company  shall:

(a)

make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof and so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b)

file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)

furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

10.

Mergers.  The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization, provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holders are entitled to receive in exchange therefor (i) cash or (ii) securities of the acquiring corporation which may be immediately sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to an exemption therefrom which permits sales without limitation as to volume or the manner of sale on a nationally recognized exchange in the United States or on the Principal Market.

11.

Miscellaneous.

(a)

Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of law or choice of law that would cause the laws of any other jurisdiction to apply.

(b)

Transfer of Registration Rights.  Any Holder that is a partnership, corporation or limited liability company may transfer or assign its registration rights provided pursuant to this Agreement with respect to any Registrable Securities to any partner, shareholder, member or affiliate of such Holder.  Any Holder that is a natural person may transfer or assign its registration rights provided pursuant to this Agreement with respect to any Registrable Securities transferred (i) as a bona fide gift to any member of the immediate family (as defined below) of the Holder or to a trust the direct or indirect beneficiaries of which are the undersigned or members of the undersigned’s immediate family; (ii) by will or intestate succession upon the death of the undersigned or (iii) as a bona fide gift to a charity or educational institution.  In each case set forth in this Section 11(b): (i) such Holder shall give the Company written notice prior to the time of such transfer or assignment stating the name and address of the transferee and identifying the Registrable Securities with respect to which the rights under this Agreement are being transferred and (ii) such transferee or assignee agrees in writing, the form and substance of which shall be reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement, following which any such transferee or assignee shall be deemed a “Holder” pursuant to this Agreement.  Except to the extent expressly provided in Section 11(b) hereof, no transfers of registration rights are permitted.  For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

(c)

Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of both the Company and the Holders of not less than two-thirds of the then outstanding Registrable Securities.

(d)

Entire Agreement. This Agreement and the Securities Purchase Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement.

(e)

Third Party Beneficiaries.  There shall be no third party beneficiaries or intended beneficiaries of this Agreements.

(f)

Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given in accordance with the Securities Purchase Agreement.

(g)

Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(h)

Counterparts.  This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(i)

Successors and Assigns.  The provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors and assigns of the parties hereto, subject to Section 11(b).

(j)

Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(k)

Remedies.  In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(l)

Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first set forth above.

SOFTECH, INC.

By:    /s/ Jean Croteau

Name:

Jean Croteau

Title:

Chief Executive Officer

[Signature Page – Registration Rights Agreement]

INVESTORS:

/s/ Robert B. Anthonyson
Robert B. Anthonyson

/s/ Joseph P. Mullaney
Joseph P. Mullaney

/s/ Leonard H.Schrank
Leonard H. Schrank

/s/ J. Phillip Cooper
J. Phillip Cooper

/s/ Glenn W. Dillon
Glenn W. Dillon

/s/ Timothy J. Weatherford
Timothy J. Weatherford

/s/ Lee Paull
L. Paull

/s/ Chandra P.P. Singh
Chandra P.P. Singh

[Signature Page – Registration Rights Agreement]

ANNEX A

Plan of Distribution

The shares covered by this prospectus may be offered and sold from time to time by the selling stockholders. The term “selling stockholder” includes pledgees, donees, transferees or other successors in interest selling shares received after the date of this prospectus from each selling stockholder as a pledge, gift, partnership distribution or other non-sale related transfer. The number of shares beneficially owned by a selling stockholder will decrease as and when it effects any such transfers. The plan of distribution for the selling stockholders’ shares sold hereunder will otherwise remain unchanged, except that the transferees, pledgees, donees or other successors will be selling stockholders hereunder. To the extent required, we may amend and supplement this prospectus from time to time to describe a specific plan of distribution.

The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. The selling stockholders may make these sales at prices and under terms then prevailing or at prices related to the then current market price. The selling stockholders may also make sales in negotiated transactions. The selling stockholders may offer their shares from time to time pursuant to one or more of the following methods:

•

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•

one or more block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•

an exchange distribution in accordance with the rules of the applicable exchange;

•

public or privately negotiated transactions;

•

on the Pink Sheets, NASDAQ OTC Bulletin Board (or through the facilities of any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association, on which the shares are then listed, admitted to unlisted trading privileges or included for quotation);

•

through underwriters, brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

•

a combination of any such methods of sale; and

•

any other method permitted pursuant to applicable law.

In connection with distributions of the shares or otherwise, the selling stockholders may:

•

enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares in the course of hedging the positions they assume;

•

sell the shares short and redeliver the shares to close out such short positions;

•

enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of shares offered by this prospectus, which they may in turn resell; and

•

pledge shares to a broker-dealer or other financial institution, which, upon a default, they may in turn resell.

In addition to the foregoing methods, the selling stockholders may offer their shares from time to time in transactions involving principals or brokers not otherwise contemplated above, in a combination of such methods or described above or any other lawful methods. The selling stockholders may also transfer, donate or assign their shares to lenders, family members and others and each of such persons will be deemed to be a selling stockholder for purposes of this prospectus. The selling stockholders or their successors in interest may from time to time pledge or grant a security interest in some or all of the shares of common stock, and if the selling stockholders default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from to time under this prospectus; provided however in the event of a pledge or then default on a secured obligation by the selling stockholder, in order for the shares to be sold under this registration statement, unless permitted by law, we must distribute a prospectus supplement and/or amendment to this registration statement amending the list of selling stockholders to include the pledgee, secured party or other successors in interest of the selling stockholder under this prospectus.

The selling stockholders may also sell their shares pursuant to Rule 144 under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information concerning the issuer, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding certain limitations.

A-1

Sales through brokers may be made by any method of trading authorized by any stock exchange or market on which the shares may be listed or quoted, including block trading in negotiated transactions. Without limiting the foregoing, such brokers may act as dealers by purchasing any or all of the shares covered by this prospectus, either as agents for others or as principals for their own accounts, and reselling such shares pursuant to this prospectus. The selling stockholders may effect such transactions directly, or indirectly through underwriters, broker-dealers or agents acting on their behalf. In effecting sales, broker-dealers or agents engaged by the selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholders, in amounts to be negotiated immediately prior to the sale (which compensation as to a particular broker-dealer might be in excess of customary commissions for routine market transactions).

In offering the shares covered by this prospectus, the selling stockholders, and any broker-dealers and any other participating broker-dealers who execute sales for the selling stockholders, may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales. Any profits realized by the selling stockholders and the compensation of such broker-dealers may be deemed to be underwriting discounts and commissions.

The Company is required to pay all fees and expenses incident to the registration of the shares.

The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

A-2